UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2018

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Central Federal Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 30, 2018 in New Albany, Ohio.  At the close of business on April 13, 2018 (the record date for the Annual Meeting), there were 23,315,547 shares of common stock of the Company outstanding and entitled to vote.  At the Annual Meeting, 16,345,414 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.

The purpose of the Annual Meeting was to consider and vote upon the individual matters as described below.  The results of the voting were as follows:

1.	Edward W. Cochran and Timothy T. O’Dell were elected as directors of the Company for three-year terms expiring in 2021. Results of the voting were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Edward W. Cochran	11,839,005	185,835	4,320,574
Timothy T. O’Dell	11,857,686	167,154	4,320,574

2.

Stockholders holding a majority of the shares of common stock of the Company represented in person or by proxy at the Annual Meeting approved Proposal 2, a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement.  Results of the voting were as follows:

For	Against	Abstain	Broker Non-votes
10,508,344	1,421,707	94,789	4,320,574

3.

Stockholders holding a majority of the shares of common stock of the Company represented in person or by proxy at the Annual Meeting approved Proposal 3, to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  Results of the voting were as follows:

For	Against	Abstain	Broker Non-votes
16,086,005	165,516	93,893	N/A

4.

Stockholders holding a majority of the shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting approved Proposal 4, to grant discretionary authority to the Company’s Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock in a specific ratio ranging from 1-for-3  to 1-for-7, as selected by the Board of Directors.  Results of the voting were as follows:

For	Against	Abstain	Broker Non-votes
15,498,941	678,595	167,878	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: May 31, 2018	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Treasurer and Chief Financial Officer